UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 14, 2020

TRICCAR, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

848 N. Rainbow Blvd., #3254, Las Vegas, Nevada	89107
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(702) 330-2430

Frontier Oilfield Services, Inc., 220 Travis Street, Suite 501, Shreveport, Louisiana 71101
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934 (“Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

TRICCAR, Inc. (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Form 8-K subsequent to the merger transaction should include the accounting acquirer’s audited financial statements for the two most recently completed fiscal years as a result of the circumstances set forth below.

The COVID-19 pandemic has impacted the Company through inaccessibility to key partners and their services. A significant portion of the Company’s business operations are contracted in certain domestic markets currently on “lock-down” orders or “shelter in place” recommendations for the national health crisis, including key personnel responsible for assisting the Company in the development of its financial statements. As a result of the travel and work restrictions stemming from the COVID-19 pandemic, the Company is unable to obtain financial records that it needs from its operations to permit the Company to report a timely and accurate audited financial statements for the two most recently completed fiscal years ended December 31, 2019 of the accounting acquirer by the prescribed date without undue hardship and expense to the Company.

Accordingly, in reliance upon the Order, the Company expects to file the Form 8-K no later than June 28, 2020 (which is 45 days from the original filing deadline of May 14, 2020).

The COVID-19 pandemic has impacted the Company through the supply chain and our reliance on third-parties for some of the ingredients used in our products. Based on information provided by suppliers, we believe the impact of these delays is approximately eight to eleven months which may delay the market introduction of our first eleven products, which may impact our ability to generate revenue from these products. Additionally, stay-in-place orders where we have personnel, may impact our ability to operate as efficiently has we have previously. We instituted a work-from-home policy on March 10, 2020, however, any positive COVID-19 results for our key executive team could undermine the Company’s ability to meet internal deadlines and bring products to market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 14, 2020	TRICCAR, Inc.

	By:	/s/ William Townsend
William Townsend,
Chief Executive Officer and Director